EXHIBIT 4.0

FORM OF STOCK CERTIFICATE

                      [FRONT OF SAMPLE STOCK CERTIFICATE]

     NUMBER                                                         SHARES
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK
CUSIP 45104W 10 9

                               iCROWN CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

THIS CERTIFIES THAT:


is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001 PAR VALUE EACH OF

                               ICROWN CORPORATION

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                         COUNTERSIGNED:

                                         NORTH AMERICAN TRANSFER CO.
                               147 W. MERRICK RD., FREEPORT, NY 11520

                              BY:
                                                 AUTHORIZED SIGNATURE

                               [CORPORATION SEAL]

/s/ Robert C. Hackney                                  /s/ Donald W. Miller
      SECRETARY                                            PRESIDENT

                       [BACK OF SAMPLE STOCK CERTIFICATE]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT............Custodian................
                    (Cust)                (Minor)
under Uniform Gifts to Minors
Act..............(State)

     Additional abbreviations may also be used though not in the above list.

     For Valued Received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                                     ]

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date _______________________


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.CE.C. RULE 17AD-15.